SUBSIDIARIES OF THE PERKIN-ELMER CORPORATION

                                                       State or
                                                       Jurisdiction
                                                       of Incorporation
   Name                                                or Organization
                         EXHIBIT 21
                    LIST OF SUBSIDIARIES
PKN Overseas Corporation                               (New York, USA)
  Perkin-Elmer Pty Limited                             (Australia)
  Perkin-Elmer (Canada) Ltd.                           (Canada)
    Perkin-Elmer Sciex *                               (Canada)
  Perkin-Elmer Taiwan Corporation                      (Delaware, USA)
  Perkin-Elmer (Thailand) Limited                      (Thailand)
  Perkin-Elmer AG                                      (Switzerland)
  Perkin-Elmer Japan Co. Ltd.                          (Japan)
  Perkin-Elmer SA                                      (France)
  Perkin-Elmer (Sweden) AB                             (Sweden)
    Perkin-Elmer AB                                    (Sweden)
       Perkin-Elmer OY                                 (Finland)
  Perkin-Elmer Holding BV                              (The Netherlands)
    Perkin-Elmer Holdings Limited                      (UK)
      Tecan AG **                                      (Switzerland)
      Perkin-Elmer (UK) Pension Trustees Limited       (UK)
      Perkin-Elmer Limited                             (UK)
        Spartan Ltd.                                   (Channel Isles)
          Listronagh Company                           (Ireland)
      Applied Biosystems Ltd.                          (UK)
    Perkin-Elmer BV                                    (The Netherlands)
      Perkin-Elmer Europe BV                           (The Netherlands)
    Perkin-Elmer Belgium NV                            (Belgium)
    Perkin-Elmer Sro                                   (Czech Republic)
    Perkin-Elmer Hungaria Kft                          (Hungary)
    Perkin-Elmer Polska Spolka zoo                     (Poland)
    Perkin-Elmer Genscope GmbH                         (Switzerland)
      Perkin-Elmer GenScope Belgium BVBA               (Belgium)
  Joint Stock Company Perkin-Elmer AO                  (Russia)
  Perkin-Elmer Instruments Asia Pte. LTD               (Singapore)
    Perkin-Elmer Instruments (Malaysia) SDN. BHD.      (Malaysia)
    Perkin-Elmer Instruments (Philippines) Corporation (Philippines)
  Perkin-Elmer Holding GmbH                            (Germany)
    Perkin-Elmer South Africa (PTY) Limited            (South Africa)
    Bodenseewerk Perkin-Elmer GmbH                     (Germany)
    Perkin-Elmer GmbH                                  (Austria)
  Perkin-Elmer Italia SpA                              (Italy)
  Perkin-Elmer Hong Kong, Ltd.                         (Hong Kong)`
  Perkin-Elmer Analytical and Biochemical
    Instruments (Beijing) Co., Ltd.                    (China)
  Perkin-Elmer de Centro America, S.A.                 (Costa Rica)
  Perkin-Elmer Industria e Comercio Ltda.              (Brazil)


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                                                       State or
                                                       Jurisdiction
                                                       of Incorporation
   Name                                                or Organization


Perkin-Elmer International, Inc.                       (Delaware, USA)
  Perkin-Elmer Egypt                                   (Egypt)
Perkin-Elmer de Argentina S.R.L.                       (Argentina)
Perkin-Elmer Korea Corporation                         (Delaware, USA)
Perkin-Elmer de Mexico SA                              (Mexico)
Perkin-Elmer Overseas Ltd.                             (Cayman Islands)
Perkin-Elmer Colombia Limitada                         (Colombia)
Perkin-Elmer Chile Limitada                            (Chile)
PECO Insurance Company Limited                         (Bermuda)
Perkin-Elmer China, Inc.                               (Delaware, USA)
Perkin-Elmer FSC, Inc.                                 (U.S.Virgin Islands)
Perkin-Elmer Hispania  SA                              (Spain)
Hitachi Perkin-Elmer, Ltd. (Inactive) **               (Japan)
Tropix, Inc.                                           (Delaware, USA)
GenScope, Inc.                                         (Delaware, USA)
PE AgGen, Inc.                                         (Utah, USA)
Applied Biosystems GmbH                                (Germany)
PerSeptive Biosystems, Inc.                            (U.S. Corp.)
  PerSeptive Biosystems GmbH                           (Germany)
  Nihon PerSeptive KK                                  (Japan)
  PerSeptive International Holdings                    (Delaware, USA)
    PerSeptive Biosystems (France) Ltd.                (Delaware, USA)
    PerSeptive Biosystems (UK) Ltd.                    (UK)
  PerSeptive Biosystems (Canada) Ltd.                  (Canada)
  PerSeptive Technologies II Corporation               (Delaware, USA)
GC Biotechnologies LLC ***                             (Delaware, USA)
Celera Genomics Corporation ****                       (Delaware, USA)


 Note: Persons directly owned by subsidiaries of The Perkin-
    Elmer Corporation are indented and listed below their
                      immediate parent.

 *      50% ownership
 **     52% voting
 ***    49% ownership
 ****   80% ownership